EXHIBIT 21

                                                                    PERCENT
                                                JURISDICTION        OF
SUBSIDIARIES OF THE MULTICARE COMPANIES,INC.    OF INCORPORATION    OWNERSHIP

Academy Nursing Home, Inc.                              MA          100%
ADS Apple Valley, Inc.                                  MA          100%
ADS Apple Valley Limited Partnership                    NJ          100%
ADS Consulting, Inc.                                    MA          100%
ADS Danvers ALF, Inc.                                   DE          100%
ADS Hingham Nursing Facility, Inc.                      MA          100%
ADS Hingham Limited Partnership                         NJ          100%
ADS Home Health, Inc.                                   DE          100%
ADS Management, Inc.                                    MA          100%
ADS/Multicare, Inc.                                     DE          100%
ADS Palm Chelmsford Inc.                                MA          49%
ADS Recuperative Center, Inc.                           MA          100%
ADS Recuperative Center Limited Partnership             NJ          100%
ADS Reservoir Waltham, Inc.                             MA          49%
ADS Senior Housing, Inc.                                MA          100%
ANR, Inc.                                               DE          100%
Applewood Health Resources, Inc.                        DE          100%
Assisted Living Associates of Wall, Inc.                NJ          100%
Automated Professional Accounts, Inc.                   WV          100%
Berkeley Haven Limited Partnership                      WV          50%
Berks Nursing Homes, Inc.                               PA          100%
Bethel Health Resources, Inc.                           DE          100%
Breyut Convalescent Center                              NJ          100%
Breyut Convalescent Center, L.L.C.                      NJ          100%
Brightwood Property, Inc.                               WV          100%
Canterbury of Sheperdstown Limited Partnership          WV          50%
Care 4, L.P.                                            NJ          100%
Care Haven Associates                                   NJ          100%
Care Haven Associated Limited Partnership               WV          68.69%
Century Care Management, Inc.                           DE          100%
Charlton Nursing Care Center                            MA          20%
Chateau Village Health Resources, Inc.                  DE          100%
CHG Investment Corp., Inc.                              DE          100%
CHNR-I, Inc.                                            DE          100%
Colonial Hall Health Resources, Inc.                    DE          100%
Colonial House Health Resources, Inc.                   DE          100%
Compass Health Services, Inc.                           WV          100%
Concord Companion Care, Inc.                            PA          100%
Concord Health Group, Inc.                              DE          100%
Concord Healthcare Services, Inc.                       PA          100%
Concord Home Health, Inc.                               PA          100%
Concord Pharmacy Services, Inc.                         PA          100%
Concord Rehab, Inc.                                     PA          100%
Concord Service Corporation                             PA          100%
Courtyard Nursing Care Center Partnerhsip               MA          33.33%
Cumberland Associates of Rhode Island, L.P.             NJ          100%
CVNR, Inc.                                              DE          100%
Dawn View Manor, Inc.                                   WV          100%
Delm Nursing, Inc.                                      PA          100%
Elmwood Health Resources, Inc.                          DE          100%
Encare of Massachusetts, Inc.                           DE          100%
Encare of Mendham, Inc.                                 NJ          100%
Encare of Mendham, L.L.C.                               NJ          100%
Encare of Pennsylvania, Inc.                            PA          100%
Encare of Pennypack, Inc                                PA          100%
Encare of Quakertown, Inc.                              PA          100%
Encare of Wyncote, Inc.                                 PA          100%
ENR, Inc.                                               DE          100%
Glenmark Associates, Inc.                               WV          100%
Glenmark Associates - Dawnview Manor, Inc.              WV          100%
Glenmark Limited Liability Company I                    NJ          100%
Glenmark Properties, Inc.                               WV          100%
Glenmark Properties I, Limited Partnership              NJ          100%
GMA - Brightwood, Inc.                                  WV          100%
GMA - Construction, Inc.                                WV          100%
GMA - Madison, Inc.                                     WV          100%
GMA Partnership Holding Company, Inc.                   WV          100%
GMA - Uniontown, Inc.                                   PA          100%
Groton Associates of Connecticut, L.P.                  NJ          100%
Health Resources of Broadman, Inc.                      DE          100%
Health Resources of Bridgeton, Inc.                     NJ          100%
Health Resources of Bridgeton, L.L.C.                   NJ          100%
Health Resources of Cedar Grove, Inc.                   NJ          100%
Health Resources of Cinnaminson, Inc.                   NJ          100%
Health Resources of Cinnaminson, L.L.C.                 NJ          100%
Health Resources of Colchester, Inc.                    CT          100%
Health Resources of Columbus, Inc.                      DE          100%
Health Resources of Cranbury, Inc.                      NJ          100%
Health Resources of Cranbury, L.L.C.                    NJ          100%
Health Resources of Cumberland, Inc.                    DE          100%
Health Resources of Eatontown, Inc.                     NJ          100%
Health Resources of Emery, Inc.                         DE          100%
Health Resources of Emery, L.L.C.                       DE          100%
Health Resources of Englewood, Inc.                     NJ          100%
Health Resources of Englewood, L.L.C.                   NJ          100%
Health Resources of Ewing, Inc.                         NJ          100%
Health Resources of Ewing, L.L.C.                       NJ          100%
Health Resources of Fair Lawn, Inc.                     DE          100%
Health Resources of Fair Lawn, L.L.C.                   DE          100%
Health Resources of Farmington, Inc.                    DE          100%
Health Resources of Gardner, Inc.                       DE          100%
Health Resources of Glastonbury, Inc.                   CT          100%
Health Resources of Groton, Inc.                        DE          100%
Health Resources of Jackson, Inc.                       NJ          100%
Health Resources of Jackson, L.L.C.                     NJ          100%
Health Resources of Lakeview, Inc.                      NJ          100%
Health Resources of Lemont, Inc.                        DE          100%
Health Resources of Karmenta and Madison, Inc.          DE          100%
Health Resources of Marcella, Inc.                      DE          100%
Health Resources of Middletown (RI), Inc.               DE          100%
Health Resources of Montclair, Inc.                     NJ          100%
Health Resources of Morristown, Inc.                    NJ          100%
Health Resources of Norfolk, Inc.                       DE          100%
Health Resources of Norwalk, Inc.                       CT          100%
Health Resources of Ridgewood, Inc.                     NJ          100%
Health Resources of Rockville, Inc.                     DE          100%
Health Resources of South Brunswick, Inc.               NJ          100%
Health Resources of Wallingford, Inc.                   DE          100%
Health Resources of Warwick, Inc.                       DE          100%
Health Resources of West Orange, Inc.                   DE          100%
Health Resources of West Orange, L.L.C.                 DE          100%
Health Resources of Westwood, Inc.                      DE          100%
Helstat, Inc.                                           WV          100%
Hingham Healthcare Limited Partnership                  MA          50%
HMNH Realty, Inc.                                       DE          100%
HNCA, Inc.                                              PA          100%
Holly Manor Associates of New Jersey, L.P.              NJ          100%
Horizon Associates, Inc.                                WV          100%
Horizon Medical Equipment and Supply, Inc.              WV          100%
Horizon Mobile, Inc.                                    WV          100%
Horizon Rehabilitation, Inc.                            WV          100%
HR of Charleston, Inc.                                  WV          100%
HRWV Huntington, Inc.                                   WV          100%
Institutional Health Care Services, Inc.                NJ          100%
Lakewood Health Resources, Inc.                         DE          100%
Laurel Health Resources, Inc.                           DE          100%
Lehigh Nursing Homes, Inc.                              PA          100%
LRC Holding Company, Inc.                               DE          100%
LWNR, Inc.                                              DE          100%
Mabri Convalescent Center, Inc.                         CT          100%
Markglen, Inc.                                          WV          100%
Marlington Associates Limited Partnership               WV          44.06%
Marshfield Health Resources, Inc.                       DE          100%
Mercerville Associates of New Jersey, L.P.              NJ          100%
Merry Heart Health Resources, Inc.                      DE          100%
MHNR, Inc.                                              DE          100%
Middletown (RI) Associates of Rhode Island, L.P.        NJ          100%
Montgomery Nursing Homes, Inc.                          PA          100%
Multicare Home Health of Illinois, Inc.                 DE          100%
National Pharmacy Service, Inc.                         PA          100%
Nursing and Retirement Center of the
  Andovers, Inc.                                        MA          100%
PHC Operating Corp.                                     DE          100%
Pocahontas Continuous Care Center, Inc.                 WV          100%
Point Pleasant Haven Limited Partnership                NJ          100%
Pomton Associates, L.P.                                 NJ          100%
Pomptom Care, Inc.                                      NJ          100%
Pomptom Care, L.L.C.                                    NJ          100%
Prescott Nursing Home, Inc.                             MA          100%
Progressive Rehabilitation Centers, Inc.                DE          100%
Providence Funding Corporation                          DE          100%
Providence Health Care, Inc.                            DE          100%
Providence Medical, Inc.                                DE          100%
Raleigh Manor Limited Partnership                       NJ          100%
Rest Haven Nursing Home, Inc.                           WV          100%
Ridgeland Health Resources, Inc.                        DE          100%
River Pines Health Resources, Inc.                      DE          100%
Rivershores Health Resources, Inc.                      DE          100%
RLNR, Inc.                                              DE          100%
Roephel Convalescent Center, Inc.                       NJ          100%
Roephel Convalescent Center, L.L.C.                     NJ          100%
Romney Health Care Center Limited Partnership           NJ          100%
Rose Healthcare, Inc.                                   NJ          100%
Rose View Manor, Inc.                                   PA          100%
Roxborough Nursing Homes, Inc.                          PA          100%
RSNR, Inc.                                              DE          100%
RVNR, Inc.                                              DE          100%
Senior Living Ventures, Inc.                            PA          100%
Schuylkill Nursing Homes, Inc.                          PA          100%
Schuylkill Partnership Acquisition Corp.                PA          100%
Senior Source, Inc.                                     MA          100%
Sisterville Haven Limited Partnership                   NJ          100%
Snow Valley Health Resources, Inc.                      DE          100%
Solomont Family Fall River Venture, Inc.                MA          100%
Solomont Family Medford Venture, Inc.                   MA          100%
Stafford Convalescent Center, Inc.                      DE          100%
S.T.B. Investors, LTD.                                  NY          100%
SVNR, Inc.                                              DE          100%
Teays Valley Haven Limited Partnership                  NJ          100%
The ADS Group, Inc.                                     MA          100%
The Apple Valley Center Limited Partnership             MA          50%
The House of Campbell, Inc.                             WV          100%
The Recuperative Center Limited Partnership             MA          47.55%
The Straus Group - Hopkins House, L.P.                  NJ          100%
The Straus Group - Old Bridge, L.P.                     NJ          100%
The Straus Group - Quakertown Manor, L.P.               NJ          100%
The Straus Group - Ridgewood, L.P.                      NJ          100%
Total Rehabilitation Center, Inc.                       DE          100%
Total Rehabilitation Center, L.L.C.                     NJ          100%
Tri-State Mobile Medical Services, Inc.                 WV          100%
Wallingford Associates of Connecticut, L.P.             NJ          100%
Warwick Associates of Rhode Island, L.P.                NJ          100%
Westford Nurisng and Retirement Center, Inc.            MA          100%
Westford Nursing and Retirement Center Limited
  Partnership                                           NJ          100%
Willow Manor Nursing Home, Inc.                         MA          100%